Exhibit 99

Chemed Reports Second-Quarter 2013 Results

CINCINNATI--(BUSINESS WIRE)--July 18, 2013--Chemed Corporation (Chemed) (NYSE:CHE), which operates VITAS Healthcare Corporation (VITAS), the nation’s largest provider of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its second quarter ended June 30, 2013, versus the comparable prior-year period, as follows:

Consolidated operating results:

  Revenue increased 0.9% to $357 million
  GAAP Diluted EPS, including litigation settlement, decreased 30.0% to $0.77
  Adjusted Diluted EPS increased 14.3% to $1.44

VITAS segment operating results:

  Net Patient Revenue of $264 million, a decrease of 0.6%
  Average Daily Census (ADC) of 14,679, an increase of 4.0%
  Admissions of 15,721, a decrease of 1.2%
  Net Income of $20.5 million, an increase of 0.3%
  Adjusted EBITDA of $37.7 million, an increase of 1.7%
  Adjusted EBITDA margin of 14.3%, an increase of 32 basis points

Roto-Rooter segment operating results:

  Revenue of $93.6 million, an increase of 5.3%
  Unit-for-unit job count of 162,432, an increase of 1.0%
  Net Income, including litigation settlement, of $1.4 million
  Adjusted EBITDA of $18.9 million, an increase of 31.1%
  Adjusted EBITDA margin of 20.2%, an increase of 398 basis points

VITAS

Net revenue for VITAS was $264 million in the second quarter of 2013, which is a decline of 0.6% when compared to the prior-year period. This revenue decline is a combination of Medicare reimbursement rates decreasing approximately 1.1%, increased ADC of 4.0% and level of care mix shifting as the proportion of high acuity days-of-care declined 89 basis points.

In the second quarter of 2013, VITAS recorded a Medicare Cap billing adjustment of $0.9 million related to one provider number.

Of VITAS’ 36 unique Medicare provider numbers, 32 provider numbers have a Medicare Cap cushion of 10% or greater during the first nine months of the 2013 Medicare Cap year; two provider numbers have a Medicare Cap cushion between 5% to 10%; and one provider number has a cap cushion between 0% and 5%. VITAS generated an aggregate cap cushion of $233 million during the trailing twelve-month period.

Average revenue per patient per day in the quarter, excluding the impact of Medicare Cap, was $197.95, which is 4.2% below the prior-year period. The average revenue includes the 2.0% reduction in Medicare hospice reimbursement effective April 1, 2013. Routine home care reimbursement and high acuity care averaged $161.08 and $693.20, respectively, per patient per day in the second quarter of 2013. During the quarter, high acuity days of care were 6.9% of total days of care, 89 basis points below the prior-year quarter.

The second quarter of 2013 gross margin, excluding the impact of Medicare Cap, was 22.2%, which is a 54 basis point improvement when compared to the second quarter of 2012.

Selling, general and administrative expense was $21.1 million in the second quarter of 2013, which is an increase of 2.9% when compared to the prior-year quarter. Adjusted EBITDA, excluding Medicare Cap, totaled $38.5 million in the quarter, an increase of 4.0% over the prior-year period. Adjusted EBITDA margin, excluding the impact from Medicare Cap, was 14.6% in the quarter which is 60 basis points above the prior-year quarter.

Roto-Rooter

Roto-Rooter’s plumbing and drain cleaning business generated sales of $93.6 million for the second quarter of 2013, an increase of 5.3%, over the prior-year quarter.

Total unit-for-unit job count increased 1.0% in the second quarter of 2013 when compared to the prior-year period. This consisted of a residential drain cleaning job count increase of 5.8% and residential plumbing job count decline of 4.5%, when compared to the second quarter of 2012. Residential jobs represented 69% of total job count in the quarter. Commercial drain cleaning increased 0.8% and commercial plumbing/excavation job count declined 2.2% when compared to the prior-year quarter.

Roto-Rooter’s gross margin in the quarter was 47.1%, a 273 basis point increase when compared to the second quarter of 2012. Adjusted EBITDA in the second quarter of 2013 totaled $18.9 million, an increase of 31.1%, and the Adjusted EBITDA margin was 20.2% in the quarter, an increase of 398 basis points.

In June 2013 Roto-Rooter reached a tentative agreement, subject to Court approval, to settle litigation claims for alleged violation of the Fair Labor Standards Act (“FLSA”) and alleged claims for violations of the labor laws of multiple states. As a result of this tentative settlement, Roto-Rooter recorded an after-tax expense in the quarter of $9.0 million.

Chemed Consolidated

As of June 30, 2013, Chemed had total cash and cash equivalents of $113 million, and debt of $179 million. This debt is net of the discount taken as a result of convertible debt accounting requirements. Excluding this discount, aggregate debt is $187 million and is due in May 2014.

In January 2013 Chemed entered into a five-year Amended and Restated Credit Agreement that consists of a $350 million revolving credit facility. The interest rate on this facility has a floating rate that is currently LIBOR plus 125 basis points. At June 30, 2013, the Company had approximately $317 million of undrawn borrowing capacity under this credit agreement after deducting $33 million for letters of credit issued to secure the Company’s workers’ compensation insurance.

Capital expenditures through June 30, 2013, aggregated $12.2 million and compares to depreciation and amortization during the same period of $16.0 million.

During the quarter, the Company repurchased $18.4 million of Chemed stock. This equates to 280,701 of Chemed shares repurchased at an average cost of $65.72. Chemed currently has $96.3 million of authorization remaining under this share repurchase plan.

Guidance for 2013

Effective October 1, 2012, Medicare increased the average hospice reimbursement rates by approximately 0.9%. Effective April 1, 2013, Medicare reduced hospice reimbursement rates 2.0%. As a result, effective April 1, 2013, this 0.9% increase was reduced to a 1.1% decline in Medicare rates when compared to the prior year. The impact from sequestration impacts approximately 91.2% of Vitas’ revenue base and is factored into the 2013 guidance detailed below.

VITAS estimates its full-year 2013 revenue growth will be constrained in the second half of 2013 as a result of mix shift from high acuity care to routine home care. This mix shift is anticipated to have a modest impact on overall profitability given the relatively low direct contribution margins of high acuity care.

Full year 2013 revenue growth, prior to Medicare Cap, is estimated to be in the range of 0.5% to 2.0%. Admissions in 2013 are estimated to increase approximately 2.0% to 4.0% and full-year Adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 14.0% to 14.5%.

Roto-Rooter is forecasted to achieve full-year 2013 revenue growth of 4.0% to 5.0%. This revenue estimate is based upon increased job pricing of approximately 3.5% and job count increasing 0.5% to 1.0%. Adjusted EBITDA margin for 2013 is estimated in the range of 19.0% to 19.5%.

Management reaffirms previous guidance that full-year 2013 earnings per diluted share, excluding non-cash expense for stock options, the non-cash interest expense related to the accounting for convertible debt, litigation and other items not indicative of ongoing operations, will be in the range of $5.65 to $5.80. This compares to Chemed’s 2012 reported adjusted earnings per diluted share of $5.29.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Friday, July 19, 2013, to discuss the Company's quarterly results and to provide an update on its business. The dial-in number for the conference call is (866) 578-5771 for U.S. and Canadian participants and (617) 213-8055 for international participants. The participant passcode is 98464909. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately 24 hours after the call's conclusion. It can be accessed by dialing (888) 286-8010 for U.S. and Canadian callers and (617) 801-6888 for international callers and will be available for one week following the live call. The replay passcode is 78884155. An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to over 14,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing and drain service through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in Indonesia, Singapore, Japan, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies. These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures. Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales. A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements. These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed’s most recent report on form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Service revenues and sales	$357,198	$354,170	$723,839	$707,113
Cost of services provided and goods sold	255,359	257,368	519,666	514,813
Selling, general and administrative expenses (aa)	53,107	49,770	108,667	102,937
Depreciation	6,899	6,380	13,694	12,621
Amortization	1,181	1,127	2,308	2,240
Other operating expenses (bb)	14,760	-	14,760	-
Total costs and expenses	331,306	314,645	659,095	632,611
Income from operations	25,892	39,525	64,744	74,502
Interest expense	(3,697)	(3,672)	(7,791)	(7,289)
Other income/(expense)--net (cc)	1,696	(970)	3,402	1,125
Income before income taxes	23,891	34,883	60,355	68,338
Income taxes	(9,283)	(13,609)	(23,469)	(26,619)
Net income	$14,608	$21,274	$36,886	$41,719

Earnings Per Share
Net income	$0.79	$1.12	$1.99	$2.20
Average number of shares outstanding	18,606	18,998	18,564	18,976

Diluted Earnings Per Share
Net income	$0.77	$1.10	$1.94	$2.16
Average number of shares outstanding	18,966	19,369	18,980	19,357

(aa)	Selling, general and administrative ("SG&A") expenses comprise (in thousands):
	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
SG&A expenses before long-term incentive compensation and the impact of market gains and losses related to deferred compensation plans	$51,550	$50,718	$105,026	$101,752
Market value gains/(losses) related to deferred compensation plans (cc)	1,063	(948)	2,535	1,185
Long-term incentive compensation	494	-	1,106	-
Total SG&A expenses	$53,107	$49,770	$108,667	$102,937

(bb)	Other operating expenses comprise a litigation settlement in June 2013.

(cc)	Other income/(expense)--net comprises (in thousands):
	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Market value gains/(losses) related to deferred compensation plans	$1,063	$(948)	$2,535	$1,185
Interest income	670	59	973	110
Loss on disposal of property and equipment	(1)	(67)	(79)	(148)
Other	(36)	(14)	(27)	(22)
Total other income--net	$1,696	$(970)	$3,402	$1,125

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)(unaudited)

	June 30,
	2013	2012
Assets
Current assets
Cash and cash equivalents	$113,047	$59,966
Accounts receivable less allowances	76,356	81,811
Inventories	6,156	8,146
Current deferred income taxes	19,322	13,226
Prepaid income taxes	4,911	4,187
Prepaid expenses	13,518	10,737
Total current assets	233,310	178,073
Investments of deferred compensation plans held in trust	40,583	33,215
Properties and equipment, at cost less accumulated depreciation	90,229	88,571
Identifiable intangible assets less accumulated amortization	57,348	57,635
Goodwill	466,271	461,965
Other assets	11,137	11,669
Total Assets	$898,878	$831,128

Liabilities
Current liabilities
Accounts payable	$35,921	$51,002
Current portion of long-term debt	179,154	-
Income taxes	4,561	167
Accrued insurance	42,616	36,786
Accrued compensation	42,156	39,729
Other current liabilities	33,840	14,906
Total current liabilities	338,248	142,590
Deferred income taxes	27,981	25,257
Long-term debt	-	170,769
Deferred compensation liabilities	39,660	33,149
Other liabilities	11,702	11,918
Total Liabilities	417,591	383,683

Stockholders' Equity
Capital stock	32,075	31,142
Paid-in capital	466,980	410,957
Retained earnings	653,146	582,316
Treasury stock, at cost	(673,008)	(579,013)
Deferred compensation payable in Company stock	2,094	2,043
Total Stockholders' Equity	481,287	447,445
Total Liabilities and Stockholders' Equity	$898,878	$831,128

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)(unaudited)

	Six Months Ended June 30,
	2013	2012
Cash Flows from Operating Activities
Net income	$36,886	$41,719
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	16,002	14,861
Provision for uncollectible accounts receivable	5,432	4,730
Provision for deferred income taxes	(5,375)	(4,895)
Amortization of discount on convertible notes	4,264	3,985
Stock option expense	3,103	4,312
Noncash long-term incentive compensation	1,106	-
Amortization of debt issuance costs	1,097	621
Changes in operating assets and liabilities, excluding amounts acquired in business combinations:
Decrease/(increase) in accounts receivable	11,745	(8,543)
Decrease in inventories	902	522
Decrease/(increase) in prepaid expenses	(2,017)	672
Increase/(decrease) in accounts payable and other current liabilities	14,721	(3,593)
Decrease in income taxes	(409)	(1,029)
Increase in other assets	(4,914)	(2,283)
Increase in other liabilities	4,401	4,493
Excess tax benefit on share-based compensation	(2,478)	(1,069)
Other sources	200	152
Net cash provided by operating activities	84,666	54,655
Cash Flows from Investing Activities
Capital expenditures	(12,200)	(18,474)
Business combinations, net of cash acquired	(1,501)	(1,500)
Other sources	101	357
Net cash used by investing activities	(13,600)	(19,617)
Cash Flows from Financing Activities
Purchases of treasury stock	(18,448)	(11,138)
Proceeds from issuance of capital stock	12,558	3,670
Increase/(decrease) in cash overdrafts payable	(11,608)	985
Dividends paid	(6,775)	(6,160)
Capital stock surrendered to pay taxes on stock-based compensation	(4,269)	(1,645)
Excess tax benefit on share-based compensation	2,478	1,069
Debt issuances costs	(1,104)	-
Other sources/(uses)	(382)	66
Net cash used by financing activities	(27,550)	(13,153)
Increase in Cash and Cash Equivalents	43,516	21,885
Cash and cash equivalents at beginning of year	69,531	38,081
Cash and cash equivalents at end of period	$113,047	$59,966

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED JUNE 30, 2013 AND 2012
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2013
Service revenues and sales	$263,568	$93,630	$-	$357,198
Cost of services provided and goods sold	205,788	49,571	-	255,359
Selling, general and administrative expenses (a)	21,063	25,230	6,814	53,107
Depreciation	4,520	2,246	133	6,899
Amortization	536	149	496	1,181
Other operating expenses	-	14,760	-	14,760
Total costs and expenses	231,907	91,956	7,443	331,306
Income/(loss) from operations	31,661	1,674	(7,443)	25,892
Interest expense (a)	(51)	(97)	(3,549)	(3,697)
Intercompany interest income/(expense)	866	436	(1,302)	-
Other income/(expense)—net	585	34	1,077	1,696
Income/(loss) before income taxes	33,061	2,047	(11,217)	23,891
Income taxes (a)	(12,576)	(633)	3,926	(9,283)
Net income/(loss)	$20,485	$1,414	$(7,291)	$14,608

2012
Service revenues and sales	$265,213	$88,957	$-	$354,170
Cost of services provided and goods sold	207,839	49,529	-	257,368
Selling, general and administrative expenses (b)	20,471	24,372	4,927	49,770
Depreciation	4,164	2,085	131	6,380
Amortization	488	157	482	1,127
Total costs and expenses	232,962	76,143	5,540	314,645
Income/(loss) from operations	32,251	12,814	(5,540)	39,525
Interest expense (b)	(63)	(107)	(3,502)	(3,672)
Intercompany interest income/(expense)	812	430	(1,242)	-
Other income/(expense)—net	(1)	(33)	(936)	(970)
Income/(loss) before income taxes	32,999	13,104	(11,220)	34,883
Income taxes (b)	(12,566)	(5,030)	3,987	(13,609)
Net income/(loss)	$20,433	$8,074	$(7,233)	$21,274

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2013 AND 2012
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2013
Service revenues and sales	$534,895	$188,944	$-	$723,839
Cost of services provided and goods sold	418,949	100,717	-	519,666
Selling, general and administrative expenses (a)	42,667	51,892	14,108	108,667
Depreciation	9,033	4,394	267	13,694
Amortization	1,026	303	979	2,308
Other operating expenses	-	14,760	-	14,760
Total costs and expenses	471,675	172,066	15,354	659,095
Income/(loss) from operations	63,220	16,878	(15,354)	64,744
Interest expense (a)	(97)	(156)	(7,538)	(7,791)
Intercompany interest income/(expense)	1,709	864	(2,573)	-
Other income/(expense)—net	805	34	2,563	3,402
Income/(loss) before income taxes	65,637	17,620	(22,902)	60,355
Income taxes (a)	(25,009)	(6,582)	8,122	(23,469)
Net income/(loss)	$40,628	$11,038	$(14,780)	$36,886

2012
Service revenues and sales	$526,060	$181,053	$-	$707,113
Cost of services provided and goods sold	413,459	101,354	-	514,813
Selling, general and administrative expenses (b)	40,219	50,525	12,193	102,937
Depreciation	8,188	4,171	262	12,621
Amortization	978	311	951	2,240
Total costs and expenses	462,844	156,361	13,406	632,611
Income/(loss) from operations	63,216	24,692	(13,406)	74,502
Interest expense (b)	(126)	(214)	(6,949)	(7,289)
Intercompany interest income/(expense)	1,566	825	(2,391)	-
Other income/(expense)—net	(32)	(54)	1,211	1,125
Income/(loss) before income taxes	64,624	25,249	(21,535)	68,338
Income taxes (b)	(24,564)	(9,680)	7,625	(26,619)
Net income/(loss)	$40,060	$15,569	$(13,910)	$41,719

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE THREE MONTHS ENDED JUNE 30, 2013 AND 2012
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2013
Net income/(loss)	$20,485	$1,414	$(7,291)	$14,608
Add/(deduct):
Interest expense	51	97	3,549	3,697
Income taxes	12,576	633	(3,926)	9,283
Depreciation	4,520	2,246	133	6,899
Amortization	536	149	496	1,181
EBITDA	38,168	4,539	(7,039)	35,668
Add/(deduct):
Intercompany interest expense/(income)	(866)	(436)	1,302	-
Interest income	(642)	(14)	(14)	(670)
Expenses related to OIG investigation	996	-	-	996
Acquisition expenses	19	1	-	20
Litigation settlement	-	14,760	-	14,760
Expenses related to litigation settlements	-	567	-	567
Advertising cost adjustment (c)	-	(505)	-	(505)
Stock option expense	-	-	1,612	1,612
Long-term incentive compensation	-	-	494	494
Expenses related to securities litigation	-	-	1	1
Adjusted EBITDA	$37,675	$18,912	$(3,644)	$52,943

2012
Net income/(loss)	$20,433	$8,074	$(7,233)	$21,274
Add/(deduct):
Interest expense	63	107	3,502	3,672
Income taxes	12,566	5,030	(3,987)	13,609
Depreciation	4,164	2,085	131	6,380
Amortization	488	157	482	1,127
EBITDA	37,714	15,453	(7,105)	46,062
Add/(deduct):
Intercompany interest expense/(income)	(812)	(430)	1,242	-
Interest income	(42)	(2)	(15)	(59)
Expenses related to OIG investigation	195	-	-	195
Acquisition expenses	-	20	-	20
Expenses related to litigation settlements	-	80	-	80
Advertising cost adjustment (c)	-	(696)	-	(696)
Stock option expense	-	-	2,374	2,374
Expenses related to securities litigation	-	-	197	197
Adjusted EBITDA	$37,055	$14,425	$(3,307)	$48,173

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE SIX MONTHS ENDED JUNE 30, 2013 AND 2012
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2013
Net income/(loss)	$40,628	$11,038	$(14,780)	$36,886
Add/(deduct):
Interest expense	97	156	7,538	7,791
Income taxes	25,009	6,582	(8,122)	23,469
Depreciation	9,033	4,394	267	13,694
Amortization	1,026	303	979	2,308
EBITDA	75,793	22,473	(14,118)	84,148
Add/(deduct):
Intercompany interest expense/(income)	(1,709)	(864)	2,573	-
Interest income	(888)	(56)	(29)	(973)
Expenses related to OIG investigation	2,035	-	-	2,035
Acquisition expenses	20	1	-	21
Litigation settlement	-	14,760	-	14,760
Expenses related to litigation settlements	-	708	-	708
Advertising cost adjustment (c)	-	(974)	-	(974)
Cost of severance arrangements	-	302	-	302
Stock option expense	-	-	3,103	3,103
Long-term incentive compensation	-	-	1,106	1,106
Expenses related to securities litigation	-	-	3	3
Adjusted EBITDA	$75,251	$36,350	$(7,362)	$104,239

2012
Net income/(loss)	$40,060	$15,569	$(13,910)	$41,719
Add/(deduct):
Interest expense	126	214	6,949	7,289
Income taxes	24,564	9,680	(7,625)	26,619
Depreciation	8,188	4,171	262	12,621
Amortization	978	311	951	2,240
EBITDA	73,916	29,945	(13,373)	90,488
Add/(deduct):
Intercompany interest expense/(income)	(1,566)	(825)	2,391	-
Interest income	(72)	(10)	(28)	(110)
Expenses related to OIG investigation	266	-	-	266
Acquisition expenses	-	35	-	35
Expenses related to litigation settlements	-	727	-	727
Advertising cost adjustment (c)	-	(1,402)	-	(1,402)
Stock option expense	-	-	4,312	4,312
Expenses related to securities litigation	-	-	197	197
Adjusted EBITDA	$72,544	$28,470	$(6,501)	$94,513

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Net income as reported	$14,608	$21,274	$36,886	$41,719

Add/(deduct) after-tax cost of:
Litigation settlement	8,967	-	8,967	-
Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes	1,348	1,248	2,671	2,472
Stock option expense	1,020	1,502	1,963	2,727
Expenses of OIG investigation	618	121	1,262	165
Expenses related to litigation settlements	344	49	430	442
Long-term incentive compensation	313	-	700	-
Acquisition expenses	13	12	13	21
Expenses related to securities litigation	1	124	2	124
Loss on extinguishment of debt	-	-	294	-
Severance arrangements	-	-	184

Adjusted net income	$27,232	$24,330	$53,372	$47,670

Earnings Per Share As Reported
Net income	$0.79	$1.12	$1.99	$2.20
Average number of shares outstanding	18,606	18,998	18,564	18,976
Diluted Earnings Per Share As Reported
Net income	$0.77	$1.10	$1.94	$2.16
Average number of shares outstanding	18,966	19,369	18,980	19,357

Adjusted Earnings Per Share
Net income	$1.46	$1.28	$2.88	$2.51
Average number of shares outstanding	18,606	18,998	18,564	18,976
Adjusted Diluted Earnings Per Share
Net income	$1.44	$1.26	$2.81	$2.46
Average number of shares outstanding	18,966	19,369	18,980	19,357

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2013 AND 2012
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
OPERATING STATISTICS	2013	2012	2013	2012
Net revenue ($000) (d)
Homecare	$200,273	$193,150	$396,934	$379,747
Inpatient	25,889	29,247	54,357	58,399
Continuous care	38,261	42,816	83,586	85,337
Total before Medicare cap allowance	$264,423	$265,213	$534,877	$523,483
Medicare cap allowance	(855)	-	18	2,577
Total	$263,568	$265,213	$534,895	$526,060
Net revenue as a percent of total before Medicare cap allowance
Homecare	75.7%	72.9%	74.2%	72.5%
Inpatient	9.8	11.0	10.2	11.2
Continuous care	14.5	16.1	15.6	16.3
Total before Medicare cap allowance	100.0	100.0	100.0	100.0
Medicare cap allowance	(0.3)	-	-	0.5
Total	99.7%	100.0%	100.0%	100.5%
Average daily census ("ADC") (days)
Homecare	10,719	9,971	10,538	9,792
Nursing home	2,943	3,036	2,936	3,011
Routine homecare	13,662	13,007	13,474	12,803
Inpatient	434	466	451	469
Continuous care	583	638	631	635
Total	14,679	14,111	14,556	13,907

Total Admissions	15,721	15,912	32,858	32,234
Total Discharges	15,763	15,508	32,622	31,707
Average length of stay (days)	84.8	74.0	80.9	78.3
Median length of stay (days)	16.0	14.0	14.0	14.0
ADC by major diagnosis
Neurological	35.5%	33.6%	35.1%	34.0%
Cancer	16.9	17.7	16.9	17.8
Cardio	12.5	11.6	12.0	11.5
Respiratory	7.5	6.7	7.3	6.7
Other	27.6	30.4	28.7	30.0
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Neurological	20.1%	18.9%	19.8%	19.2%
Cancer	33.6	33.5	32.3	32.9
Cardio	13.2	10.8	12.5	11.3
Respiratory	9.1	8.1	9.4	8.5
Other	24.0	28.7	26.0	28.1
Total	100.0%	100.0%	100.0%	100.0%
Direct patient care margins (e)
Routine homecare	52.3%	52.4%	52.1%	51.4%
Inpatient	3.6	12.7	7.4	13.4
Continuous care	14.6	19.7	16.3	19.8
Homecare margin drivers (dollars per patient day)
Labor costs	$55.04	$54.56	$56.09	$56.13
Drug costs	7.55	8.31	7.56	8.32
Home medical equipment	6.56	6.79	6.70	6.80
Medical supplies	3.13	2.79	3.03	2.77
Inpatient margin drivers (dollars per patient day)
Labor costs	$346.46	$321.16	$333.15	$317.73
Continuous care margin drivers (dollars per patient day)
Labor costs	$595.29	$569.98	$591.24	$569.76
Bad debt expense as a percent of revenues	0.8%	0.8%	0.8%	0.8%
Accounts receivable --
Days of revenue outstanding- excluding unapplied Medicare payments	36.8	35.0	n.a.	n.a.
Days of revenue outstanding- including unapplied Medicare payments	20.5	30.6	n.a.	n.a.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2013 AND 2012
(unaudited)

(a) Included in the results of operations 2013 are the following significant credits/(charges) which may not be indicative of ongoing operations
(in thousands):

	Three Months Ended June 30, 2013
	VITAS	Roto-Rooter	Corporate	Consolidated
Selling, general and administrative expenses:
Expenses related to OIG investigation	$(996)	$-	$-	$(996)
Acquisition expenses	(19)	(1)	-	(20)
Expenses related to litigation settlements	-	(567)	-	(567)
Stock option expense	-	-	(1,612)	(1,612)
Long-term incentive compensation	-	-	(494)	(494)
Expenses related to securities litigation	-	-	(1)	(1)
Other operating expenses:
Litigation settlement	-	(14,760)	-	(14,760)
Interest expense:
Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes	-	-	(2,132)	(2,132)
Pretax impact on earnings	(1,015)	(15,328)	(4,239)	(20,582)
Income tax benefit on the above	385	6,016	1,557	7,958
After-tax impact on earnings	$(630)	$(9,312)	$(2,682)	$(12,624)

	Six Months Ended June 30, 2013
	VITAS	Roto-Rooter	Corporate	Consolidated
Selling, general and administrative expenses:
Expenses related to OIG investigation	$(2,035)	$-	$-	$(2,035)
Acquisition expenses	(20)	(1)	-	(21)
Expenses related to litigation settlements	-	(708)	-	(708)
Costs of severance arrangements	-	(302)	-	(302)
Stock option expense	-	-	(3,103)	(3,103)
Long-term incentive compensation	-	-	(1,106)	(1,106)
Expenses related to securities litigation	-	-	(3)	(3)
Other operating expenses:
Litigation settlement	-	(14,760)	-	(14,760)
Interest expense:
Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes	-	-	(4,223)	(4,223)
Loss on extinguishment of debt	-	-	(465)	(465)
Pretax impact on earnings	(2,055)	(15,771)	(8,900)	(26,726)
Income tax benefit on the above	781	6,189	3,270	10,240
After-tax impact on earnings	$(1,274)	$(9,582)	$(5,630)	$(16,486)

(b)	Included in the results of operations 2012 are the following significant credits/(charges) which may not be indicative of ongoing operations
(in thousands):

	Three Months Ended June 30, 2012
	VITAS	Roto-Rooter	Corporate	Consolidated
Selling, general and administrative expenses:
Expenses related to OIG investigation	$(195)	$-	$-	$(195)
Acquisition expenses	-	(20)	-	(20)
Expenses related to litigation settlements	-	(80)	-	(80)
Stock option expense	-	-	(2,374)	(2,374)
Expenses related to securities litigation	-	-	(197)	(197)
Interest expense:
Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes	-	-	(1,973)	(1,973)
Pretax impact on earnings	(195)	(100)	(4,544)	(4,839)
Income tax benefit on the above	74	39	1,670	1,783
After-tax impact on earnings	$(121)	$(61)	$(2,874)	$(3,056)

	Six Months Ended June 30, 2012
	VITAS	Roto-Rooter	Corporate	Consolidated
Selling, general and administrative expenses:
Expenses related to OIG investigation	$(266)	$-	$-	$(266)
Acquisition expenses	-	(35)	-	(35)
Expenses related to litigation settlements	-	(727)	-	(727)
Stock option expense	-	-	(4,312)	(4,312)
Expenses related to securities litigation	-	-	(197)	(197)
Interest expense:
Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes	-	-	(3,908)	(3,908)
Pretax impact on earnings	(266)	(762)	(8,417)	(9,445)
Income tax benefit on the above	101	299	3,094	3,494
After-tax impact on earnings	$(165)	$(463)	$(5,323)	$(5,951)

(c)

Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the second quarters of 2013 and 2012, GAAP advertising expense for Roto-Rooter totaled $6,094,000 and $5,270,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the second quarters of 2013 and 2012 would total $6,599,000 and $5,966,000, respectively.

Similarly, for the first six months of 2013 and 2012, GAAP advertising expense for Roto-Rooter totaled $11,798,000 and $10,894,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the first six months of 2013 and 2012 would total $12,772,000 and $12,296,000, respectively.

(d)

VITAS has 10 large (greater than 450 ADC), 14 medium (greater than 200 but less than 450 ADC) and 27 small (less than 200 ADC) hospice programs. Of VITAS' 36 unique Medicare provider numbers, 32 provider numbers have a Medicare cap cushion of 10% or greater during the first nine months of the current cap year; two provider numbers have a Medicare cap cushion between 5% and 10%; and one provider number has a cap cushion between 0% and 5%. There is one program with a cap liability in the current cap year.

(e)	Amounts exclude indirect patient care and administrative costs, as well as Medicare Cap billing limitation.

CONTACT:
Chemed Corporation
David P. Williams, 513-762-6901